Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This Second Amendment to Credit Agreement (this “Second Amendment”) dated as of November 29, 2010 is entered into among:
     QUIKSILVER AMERICAS, INC., a California corporation (the “Lead Borrower”);
     QUIKSILVER CANADA CORP., a Nova Scotia unlimited liability company (the “Canadian Borrower”), the Persons named on Schedule 1.01 hereto (collectively, with the Lead Borrower, the “Domestic Borrowers”);
     QUIKSILVER, INC., a Delaware corporation (the “Parent”);
     the Persons named on Schedule 1.02 hereto (collectively, the “Guarantors”);
     the Lenders party hereto;
     BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;
     BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Agent, Swing Line Lender and L/C Issuer; and
     BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agents;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
WITNESSETH:
     Reference is made to that certain Credit Agreement dated as of July 31, 2009, as amended by a First Amendment to Credit Agreement dated as of August 27, 2010 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and among (i) Quiksilver Americas, Inc., as the Lead Borrower for itself and the other Borrowers party thereto, (ii) such other Borrowers, (iii) Quiksilver Canada Corp., as the Canadian Borrower, (iv) the Guarantors party thereto, (v) the Administrative Agent, (vi) the Co-Collateral Agents and (vii) the Lenders party thereto.
     The Borrowers have requested that certain modifications be made to the Credit Agreement with respect to the refinancing of certain Permitted Indebtedness. The Lenders have agreed to such modifications on the terms set forth herein.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:
1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2.	Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

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a.	Clause (k) of the definition of the definition of “Permitted Indebtedness” is hereby deleted in its entirety and the following substituted in its stead:
     (k) (i) Guarantees by the Parent in connection with the French Credit Agreement so long as the aggregate principal amount of the obligations Guaranteed does not exceed €268,000,000 and (ii) in connection with the refinancing of the Guarantees described in the foregoing clause (i) of this clause (k) and clause (n) of the definition of “Permitted Indebtedness” and Indebtedness relating thereto, Guarantees of obligations with respect to senior unsecured notes issued by a Foreign Subsidiary in an aggregate principal amount not to exceed €200,000,000 and any Permitted Amendment/Refinancing of such obligations.
b.	Clause (m) of the definition of “Permitted Indebtedness” is hereby deleted in its entirety.
3.	Amendments to Article VII.
a.	Section 7.09 of the Credit Agreement is hereby amended by deleting the “.” at the end of such Section and inserting the following in its stead:

or (k) transactions pursuant to clause (k) of the definition of “Permitted Indebtedness”.

b.	The following text contained in the second through fourth line of Section 7.10 of the Credit Agreement:
(other than (x) this Agreement or any other Loan Document or (y) the Term Loan Credit Agreements or any document relating thereto or (z) the Senior Note Indenture or any Permitted Amendment/Refinancing of any of the foregoing)

is hereby deleted in its entirety and the following substituted in its stead:

(other than (w) this Agreement or any other Loan Document or (x) the Term Loan Credit Agreements or any document relating thereto or (y) the Senior Note Indenture or (z) any documentation relating to any senior unsecured notes described in clause (k)(ii) of the definition of “Permitted Indebtedness” or any Permitted Amendment/Refinancing of any of the foregoing)
4.	Conditions to Effectiveness. This Second Amendment shall become effective upon satisfaction of each of the following conditions precedent:
a.	This Second Amendment shall have been duly executed and delivered by the Loan Parties, the Agents and all of the Lenders, and the Administrative Agent shall have received a fully executed copy hereof.

b.	The Administrative Agent shall have received evidence reasonably requested by it prior to the date hereof that all requisite corporate and other action necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment has been taken.
5.	Confirmation of Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders that (a) the representations and warranties of such Loan Party contained in Article III of the Credit Agreement, and in each other Loan Document (after giving effect to the amendments set forth herein) to which it is a party are true and correct in all

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material respects on and as of such date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); (b) no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Second Amendment; and (c) no event has occurred after July 31, 2010 that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), operations, or assets of the Borrower and Guarantors, taken as a whole.
6.	Miscellaneous.
a.	All terms and conditions of the Credit Agreement and the other Loan Documents, as amended hereby, remain in full force and effect.

b.	The Borrowers shall pay on demand all reasonable and documented out-of-pocket costs and expenses of the Agents incurred in connection with the preparation, negotiation, execution and delivery of this Second Amendment, including, without limitation, reasonable and documented fees of their counsel.

c.	This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart hereof.

d.	This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

e.	Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

f.	THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIATIONS LAW).
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as the date first above written.

QUIKSILVER AMERICAS, INC., as the Lead Borrower
By:
Name:
Title:

DC SHOES, INC., as a Domestic Borrower
By:
Name:
Title:

HAWK DESIGNS, INC., as a Domestic Borrower
By:
Name:
Title:

MERVIN MANUFACTURING, INC., as a Domestic Borrower
By:
Name:
Title:

QS WHOLESALE, INC., as a Domestic Borrower
By:
Name:
Title:

QS RETAIL, INC., as a Domestic Borrower
By:
Name:
Title:

QUIKSILVER, INC., as a Guarantor
By:
Name:
Title:

QUIKSILVER CANADA CORP., as the Canadian Borrower
By:
Name:
Title:

QS RETAIL CANADA CORP., as a Guarantor
By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent and as a Co-Collateral Agent
By:
Name:
Title:

BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian Agent
By:
Name:
Title:

BANK OF AMERICA, N.A., as a Domestic Lender, L/C Issuer and Swing Line Lender
By:
Name:
Title:

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender, L/C Issuer and Swing Line Lender
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Domestic Lender
By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Canadian Lender
By:
Name:
Title:

Schedule 1.01
DOMESTIC BORROWERS
1.	Quiksilver Americas, Inc.
2.	DC Shoes, Inc.
3.	Hawk Designs, Inc.
4.	Mervin Manufacturing, Inc.
5.	QS Wholesale, Inc.
6.	QS Retail, Inc.

Schedule 1.02
GUARANTORS OF OBLIGATIONS
1.	Quiksilver, Inc.
GUARANTORS OF CANADIAN LIABILITIES
2.	QS Retail Canada Corp.